UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐           Preliminary Proxy Statement
☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☒           Definitive Additional Materials
☐           Soliciting Material Pursuant to §240.14a-12

DOLPHIN DIGITAL MEDIA, INC.
(Name of Registrant as Specified in its Charter)

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:  Not applicable

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Aggregate number of securities to which transaction applies:  Not applicable

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Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):  Not applicable

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Total fee paid:  Not applicable

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Fee paid previously with Preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

(2)
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Date Filed:

DOLPHIN DIGITAL MEDIA, INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE DOLPHIN DIGITAL MEDIA, INC. SHAREHOLDER MEETING TO BE HELD ON JUNE 29, 2017
MEETING TYPE:	Annual Meeting
FOR HOLDERS AS OF:	April 20, 2017
DATE:	June 29, 2017
TIME:	11:00 a.m. EST
LOCATION:	The law offices of Greenberg Traurig, located at 333 S.E. 2nd Avenue, Suite 4400, Miami, FL 33131

HOW TO REQUEST PAPER OR EMAIL COPIES AND FUTURE COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/DPDM and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This is not a ballot. You cannot use this notice to vote your shares. This communication represents a notice to access, and presents only an overview of, a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.The proxy statement and annual report are available at: https://www.iproxydirect.com/DPDM

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before june 13, 2017.

you may enter your voting instructions at https://www.iproxydirect.com/DPDM until 11:59 pm eastern time June 28, 2017.

The purposes of this meeting are as follows:

1. Elect seven directors to hold office until the 2018 annual meeting of shareholders or until their successors are elected and qualified;

2. Approve the Dolphin Digital Media, Inc. 2017 Equity Incentive Plan;

3. Approve the Second Amended and Restated Articles of Incorporation; and

4. Ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the 2017 fiscal year.

Note: Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on April 20, 2017 as the record date for the determination of shareholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

Dolphin Digital Media, Inc.
SHAREHOLDER SERVICES
500 Perimeter Park Drive Suite D
Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT